UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K
____________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 28, 2025
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Virgin Galactic Holdings, Inc.
(Exact name of registrant as specified in its charter)
 ____________________________

Delaware	001-38202	85-3608069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Flight Way Tustin, California	92782
(Address of principal executive offices)	(Zip Code)
(949) 774-7640
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 ____________________________

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SPCE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On and effective August 28, 2025, the Board of Directors (the “Board”) of Virgin Galactic Holdings, Inc. (the “Company”) approved and adopted amendments to the Amended and Restated By-Laws of the Company (as amended, the “Amended and Restated By-Laws”). Among other things, the amendments contained in the Amended and Restated By-Laws:
•amend the voting standard for all matters submitted to the stockholders, other than the election of directors, to the affirmative vote of the holders of majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter, unless otherwise provided by applicable law, rule or regulation (including the rules of any stock exchange on which the Corporation’s shares are listed and traded), by the Company’s certificate of incorporation, as amended and/or restated from time to time, the Amended and Restated By-Laws or pursuant to the Stockholders’ Agreement by and between the Company, Vieco USA, Inc. and SCH Sponsor Corp., dated as of October 25, 2019, and the other individuals or entities who have become party thereto since the date thereof;
•address the universal proxy rules adopted by the U.S. Securities and Exchange Commission, by clarifying that no person may solicit proxies in support of a director nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, including applicable notice and solicitation requirements;
•enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings, including requiring certain additional background information and disclosures regarding proposing stockholders, proposed nominees and business, and other persons related to a stockholder’s solicitation of proxies, and prohibiting a stockholder from nominating a greater number of director candidates than are subject to election by stockholders at the applicable meeting;
•require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white; and
•adopt exclusive forum provisions providing for the federal district courts of the United States of America to be the exclusive forum for all claims arising under the Securities Act of 1933, as amended, in each case, unless the Company selects or consents to the selection of an alternative forum.

The Amended and Restated By-Laws also incorporate certain modernizing, clarifying, conforming and additional changes.
The foregoing description of the Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated By-Laws of Virgin Galactic Holdings, Inc. (effective as of August 28, 2025).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGIN GALACTIC HOLDINGS, INC.

Date: August 29, 2025	By:	/s/ Sarah Kim
	Name:	Sarah Kim
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary